UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2014

Lumber Liquidators Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33767	27-1310817
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 John Deere Road, Toano, Virginia	23168
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (757) 259-4280

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 15, 2014, James L. Davis’ employment with the Registrant as the Registrant’s Senior Vice President, Sales ended. As of July 16, 2014, his duties are being performed by senior members of the Registrant’s store operations team.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LUMBER LIQUIDATORS HOLDINGS, INC. (Registrant)

Date: July 16, 2014	By:	/s/ E. Livingston B. Haskell
E. Livingston B. Haskell
Secretary and General Corporate Counsel